EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                           TITANIUM METALS CORPORATION

                                Offer to Exchange

         4,024,820 Shares of 6 3/4% Series A Convertible Preferred Stock
                         of Titanium Metals Corporation
                           for all of the outstanding
          6 5/8% Convertible Preferred Securities, Beneficial Unsecured
                             Convertible Securities
                      (including the associated guarantee)
                            of TIMET Capital Trust I

-------------------------------------------------------------------------------
    THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON
       ___________________, 2004 UNLESS EXTENDED (THE "EXPIRATION DATE").
-------------------------------------------------------------------------------

                  The Exchange Agent for the Exchange Offer is:

                    AMERICAN STOCK TRANSFER AND TRUST COMPANY

  By Mail, Hand or Overnight Delivery:         By Facsimile Transmission:        For Confirmation Only Telephone:
American Stock Transfer and Trust Company   For Eligible Institutions Only:               (800) 937-5449
             59 Maiden Lane                          (718) 234-5001                       (718) 921-8200
           New York, NY 10038

     Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

     Please read the accompanying instructions carefully before completing this Letter of Transmittal.

     The undersigned acknowledges that it has received and reviewed the Prospectus, dated _____________, 2004 (the "Prospectus"), of Titanium Metals Corporation (the "Company", a Delaware corporation, and this Letter of
Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange 4,024,820 shares of its 6 3/4% Series A Convertible
Preferred Stock ("Series A Preferred Stock") for all of the outstanding 4,024,820 6?% Convertible Preferred Securities, Beneficial Unsecured Convertible Securities (including the associated guarantee) (the "BUCS") of TIMET Capital Trust I (the "Capital Trust"), or one share of Series A Preferred Stock for each BUCS accepted for exchange.

     This Letter of Transmittal is to be completed by a holder either (i) if certificates representing the BUCS are to be forwarded herewith or (ii) if a tender of certificates representing the BUCS, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "Description of the Exchange Offer--Procedures for Tendering" section of the Prospectus, unless an agent's message is delivered in connection with such book-entry transfer. You need not submit this Letter of Transmittal if you electronically transmit your acceptance of the Exchange Offer through DTC's Automated Tender Offer Program ("ATOP"), in which case DTC will send an agent's message stating that it has received an express acknowledgment from you that you will be bound by the terms and conditions hereof as if you had completed, executed and delivered this Letter of Transmittal.

         Holders of BUCS whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their BUCS into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the expiration date, must tender their BUCS according to the guaranteed delivery procedures set forth in "Description of the Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

     See Instruction 1 to this Letter of Transmittal. Delivery of this Letter of Transmittal or other documents to DTC in accordance with its procedures does not constitute delivery to the Exchange Agent.

     List below the BUCS to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amount represented by certificates tendered should be listed on a separate schedule attached hereto.

----------------------------------------------------------------------------------------------------------------------
                       DESCRIPTION OF SECURITIES TENDERED
----------------------------------------------------------------------------------------------------------------------
Names(s) and Address(es) of Registered                                                            Aggregate Number of
Holder(s)                                           Certificate             Aggregate Number      of BUCS
(Please fill in if blank)                           Number(s)*              of BUCS               Tendered**
--------------------------------------------------- ----------------------- -------------------- ---------------------

                                                    ----------------------- -------------------- ---------------------
                                                    ----------------------- -------------------- ---------------------
                                                    ----------------------- -------------------- ---------------------
                                                    ----------------------- -------------------- ---------------------
                                                    ----------------------- -------------------- ---------------------
                                                    ----------------------- -------------------- ---------------------
                                                                    Total
----------------------------------------------------------------------------------------------------------------------
*  Do not complete if BUCS are being tendered by book-entry transfer.
** A holder will be deemed to have tendered ALL BUCS unless a lesser amount is specified in this column. See Instruction 2.
----------------------------------------------------------------------------------------------------------------------

     Check here if tendered BUCS are being delivered by book-entry transfer made to the account maintained by the Exchange Agent with DTC and complete the following:

     Name of Tendering Institution:
                                    --------------------------------------------------------------------------

     Account Number:
                     --------------------------------------------------------------

     Transaction Code Number:
                              -----------------------------------------------------------------------


     Check here if tendered BUCS are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Exchange Agent, and complete the following:

     Name(s) of Registered Holder(s):
                                        -------------------------------------------------------------------
     Window Ticket Number (if any):
                                     --------------------------------------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery:
                                                         ------------------------------------------------------
     Name of Institution That Guaranteed Delivery:
                                                    -----------------------------------------------------------

     If Delivered by Book-Entry Transfer, Complete the Following:

     Account Number:
                      --------------------------------------------------------------------------------

     Transaction Code Number:
                              -----------------------------------------------------------------------

     Number of BUCS Tendered:
                               -----------------------------------------------------------------------


                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the number of BUCS indicated in the tables above. Subject to, and effective upon, the acceptance for exchange of the BUCS tendered hereby, the undersigned hereby tenders to the Company or upon its order, all right, title and interest in and to such BUCS as are being tendered pursuant to this Letter of Transmittal and unconditionally releases, and forever discharges and acquits, the Company and the Capital Trust, and their respective its subsidiaries, affiliates directors, officers, executives, employees, attorneys, advisors, representatives and shareholders (the "released persons"), from all, and all manner of, actions, suits, debts, claims, duties, payment and performance of all obligations, liabilities and indebtedness of every kind, direct or indirect, determined and undetermined, at law or in equity, whether or not asserted or raised and existing or alleged to exist or to have existed, at any time, which such holder of the BUCS ever had or has or may have at this time against any released person, arising out of, relating to, or incurred in connection with, the BUCS, each document, agreement and instrument relating thereto, the Exchange Offer, or any transaction entered into hereunder or thereunder or any action taken or omitted to be taken by the released persons or thereunder. The waiver and release are part of the consideration for exchange of the BUCS. The waiver may not be effective to waive liabilities under the federal securities laws.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered BUCS, with full power of substitution, among other things, to cause such BUCS to be assigned, transferred and exchanged. Such appointment is effective when and only to the extent that the Company accepts for exchange the BUCS that you have tendered with the Exchange Agent.

     The undersigned understands that prior to the Expiration Date, tenders of BUCS may be withdrawn by written notice of withdrawal received by the Exchange Agent at any time prior to such date. In the event of a termination of the Exchange Offer, the certificates representing the BUCS tendered pursuant to the Exchange Offer will be returned to the tendering holders promptly or, in the case of BUCS tendered by book-entry transfer, such BUCS will be credited to the account maintained at the DTC from which such BUCS were delivered.

     The undersigned understands that the Company shall not be required to accept any tender of BUCS and the Company may terminate or amend the Exchange Offer if at any time prior to the consummation of the Exchange Offer the Company determines, in its good faith judgment, that it has not, prior to or concurrently with the consummation of the Exchange Offer, fulfilled, or, if permissible, waived, the conditions specified in the Prospectus.

     The undersigned understands that tenders of BUCS pursuant to any of the procedures described in the Prospectus and in the instructions in this Letter of Transmittal and acceptance of such BUCS by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. In all cases in which a participant elects to accept the Exchange Offer by transmitting an express acknowledgement in accordance with ATOP procedures, such participant shall be bound by all of the terms and conditions of this Letter of Transmittal. For purposes of the Exchange Offer, the undersigned understands that validly tendered BUCS or defectively tendered BUCS with respect to which the Company has, or has caused to be, waived such defect will be deemed to have been accepted by the Company if, as and when the Company gives oral or written notice of such acceptance to the Exchange Agent.

     The undersigned understands that the delivery and surrender of any BUCS is not effective, and the risk of loss of the BUCS does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal or a copy thereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company or receipt of an agent's message. All questions as to the form of all documents and the validity, including time of receipt and acceptance of tenders and withdrawals of BUCS, will be determined by the Company, in its sole discretion, which determination shall be final and binding.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the BUCS, and that, when the BUCS are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the tender of the BUCS tendered pursuant to this Letter of Transmittal. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn in accordance with the procedures set forth in "Description of the Exchange Offer--Withdrawal Rights" section in the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the Series A Preferred Stock and, if applicable, substitute certificates representing BUCS for any BUCS not exchanged in the name of the undersigned or, in the case of book-entry delivery of BUCS, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Series A Preferred Stock, and if applicable, substitute certificates representing BUCS for any BUCS not exchanged to the undersigned at the address shown above in the table entitled "Description of Securities Tendered."

        THE UNDERSIGNED, BY COMPLETING THE TABLE ENTITLED "DESCRIPTION OF
       SECURITIES TENDERED" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL,
        WILL BE DEEMED TO HAVE TENDERED THE BUCS SET FORTH IN SUCH TABLE
                                     ABOVE.

----------------------------------------------------------    --------------------------------------------------------
              SPECIAL ISSUANCE INSTRUCTIONS                                SPECIAL DELIVERY INSTRUCTIONS
            (See Instructions 2, 3, 4 and 6)                             (See Instructions 2, 3, 4 and 6)

         To be  completed  ONLY  if  BUCS  not  exchanged              To be completed ONLY if certificates  for BUCS
and/or  shares  of  Series A  Preferred  Stock  are to be     not exchanged  and/or  Series A Preferred  Stock are to
issued   in  the   name  of   someone   other   than  the     be sent to someone  other than the  undersigned,  or to
undersigned,  or if BUCS delivered by book-entry transfer     the  undersigned  at an address other than shown in the
that are not  accepted for exchange are to be returned by     box entitled  "Description  of Securities  Tendered" on
credit to an  account  maintained  at DTC other  than the     this Letter of Transmittal.
account indicated above.
                                                              Mail:    BUCS
Issue:      BUCS                                                       Series A Preferred Stock, to:
            Series A Preferred Stock, to:
                                                              Name(s):  ________________________________
Name(s):  ________________________________                                  (Please type or print)
                (Please type or print)                                  ________________________________
          ________________________________
                                                              Address:  ________________________________
Address:  ________________________________                              ________________________________
          ________________________________
                                                              Taxpayer Identification or Social Security Number
Taxpayer Identification or Social Security Number             ________________________________________
________________________________________

  Credit unexchanged BUCS delivered by book-entry
   transfer to DTC account set forth below.
________________________________________

Book-Entry Transfer Facility Account Number, if applicable: _____________________________

                     ALL TENDERING HOLDERS PLEASE SIGN HERE
                         (Complete Substitute W-9 below)

X_____________________________________                                                _________________________, 2004
                                                                                              (Date)

X_____________________________________                                                _________________________, 2004
                                                                                              (Date)
Area Code and Telephone Number ________________________________________________

     This Letter of Transmittal must be signed by the registered holder(s) or Book-Entry Transfer Facility participant(s) exactly as the name(s) appear(s) on the BUCS or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith.
If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, then please provide the following information. See Instruction 3.

Name(s):  ___________________________________________________________________________________
                                      (Please Type or Print)

Capacity (full title):___________________________________________________________________________

Address:____________________________________________________________________________________

Taxpayer Identification or Social Security Number:__________________________________________________

                               SIGNATURE GUARANTEE
                         (If required by Instruction 3)

Signature(s) Guaranteed
By an Eligible Institution:______________________________________________________________________
                                               (Authorized Signature)

Name and Title:______________________________________________________________________________

Name of Firm:_______________________________________________________________________________

Dated:  ________________, 2002


     IMPORTANT: This Letter of Transmittal (or a facsimile hereof), together with the certificates for BUCS or a Book-Entry Confirmation and all other required documents, must be received by the Exchange Agent prior to 12:00 midnight, New York City time, on the Expiration Date.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (See Instruction 5)

             PAYER'S NAME: American Stock Transfer and Trust Company

---------------------------------------- -------------------------------------- --------------------------------------
SUBSTITUTE                               Part 1--Please provide your taxpayer           Social security number
Form W-9                                 identification number in the box at             ___________________
Department of the Treasury               right and certify by signing and
Internal Revenue Service                 dating below.  If BUCS are held in                      OR
                           more than one name, see the
Payer's request for Taxpayer             Guidelines for Certification of           Employer identification number
Identification Number ("TIN")            Taxpayer Identification Number on               ___________________
                        Substitute W-9 to determine which
                                         number you must provide.               (If awaiting TIN write "Applied For")
---------------------------------------- -----------------------------------------------------------------------------
                                         Part 2--FOR PAYEES EXEMPT FROM BACK WITHHOLDING
                                         (See the Guidelines for Certification of Taxpayer Identification Number on
                                         Substitute Form W-9).
----------------------------------------------------------------------------------------------------------------------
CERTIFICATION:  Under the penalties of perjury, I certify that:

(1)  the number shown on this form is my correct Taxpayer  Identification Number
     (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
     Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)  I am a U.S. Person (including a resident alien).

SIGNATURE _______________________________________________________________________________
PRINTED NAME ____________________________________________________________________________
DATE ____________________________________, 2004

You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).


        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A
                        TAXPAYER IDENTIFICATION NUMBER.

----------------------------------------------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate
Internal Revenue Service Center or Social Security  Administration Office or (b)
I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 30% of all reportable payments made to me thereafter will be retained until I provide a Taxpayer Identification Number to the Exchange Agent and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 30% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer
Identification Number.

Signature____________________________________           Date ______________,2004

----------------------------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS
         Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of this Letter of Transmittal and the BUCS; Guaranteed Delivery Procedures.

     This Letter of Transmittal is to be completed by holders of the BUCS either
(i) if certificates are to be forwarded pursuant to this Letter of Transmittal or (ii) if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "Description of the Exchange Offer--Procedure for Tendering" section of the Prospectus, unless an agent's message is delivered in connection with such book-entry transfer or unless a tendering holder will become bound by the terms and conditions hereof in accordance with DTC's ATOP procedures. Certificates for all physically tendered BUCS, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be mailed or delivered to the exchange agent at the address set forth in this Letter of Transmittal on or prior to 12:00 midnight, New York City time, on the expiration date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

     Holders whose certificates for BUCS are not lost, but are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the expiration date, or who cannot complete the procedure for book-entry transfer on a timely basis, may, after the expiration date, tender their BUCS pursuant to the guaranteed delivery procedures set forth in "Description of the Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures, (1) such tender must be made through an eligible institution (as defined in Instruction 3 below), (2) prior to the Expiration Date, the Exchange Agent must receive by facsimile transmission, mail or hand delivery from such eligible institution a properly completed and duly executed Letter of Transmittal and Notice of Guaranteed Delivery, (A) setting forth the name and address of the holder of the BUCS and the aggregate principal amount of BUCS tendered, (B) stating that the tender is being made thereby and (C) guaranteeing that within three New York Stock Exchange trading days after the date of execution of the notice of guaranteed delivery, the certificates for all physically-tendered BUCS, in proper form for transfer, or a book-entry confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the eligible institution with the exchange agent, and (3) the Exchange Agent must receive the certificates for all physically-tendered BUCS in proper form for transfer, or a book-entry confirmation, as the case may be, and all other documents required by this Letter of Transmittal, within three New York Stock Exchange trading days after the date of execution of the notice of guaranteed delivery. Guaranteed delivery procedures may not be used prior to the Expiration Date.

     The method of delivery of this Letter of Transmittal, the BUCS and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If the BUCS are sent by mail, it is suggested that the mailing be by registered mail, properly insured, with return receipt requested, made sufficiently in advance of the expiration date to permit delivery to the exchange agent prior to 12:00 midnight., New York City time, on the Expiration Date. No BUCS, Letter of Transmittal or other required documents should be sent to us.

     All questions as to the validity, form, eligibility, time of receipt and withdrawal and acceptance for exchange of the tendered BUCS will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all BUCS not properly tendered or any BUCS that, if accepted, would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any conditions (other than the registration statement effectiveness condition) of the Exchange Offer or any defect or irregularity in the tender of any BUCS.

     See "Description of the Exchange Offer" in the Prospectus.

     2. Partial Tenders (not applicable to holders who tender by book-entry transfer).

     If holders wish to tender less than the entire number of BUCS evidenced by any certificate submitted, such holders must fill in the number that is to be tendered in the table above entitled "Description of Securities Tendered" under the column heading "Aggregate Number of BUCS Tendered." In the case of a partial tender of BUCS, as soon as practicable after the consummation of the Exchange Offer, new certificates for the remainder of the BUCS that were evidenced by such holder's old certificates will be sent to such holder, unless otherwise provided in the appropriate box of this Letter of Transmittal. The aggregate BUCS represented by certificates delivered to the Exchange Agent will be deemed to have been tendered.

     3. Signatures on this Letter of Transmittal; Note Powers and Endorsements; Guarantee of Signatures.

     If this Letter of Transmittal is signed by the registered holder of the BUCS tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered BUCS are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

     If any tendered BUCS are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     When this Letter of Transmittal is signed by the registered holder or holders of the BUCS specified herein and tendered hereby, no endorsements of certificates or separate note powers are required. If, however, the untendered number of BUCS are to be reissued to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate note powers are required. Signatures on such certificate(s) must be guaranteed by an eligible institution.

     If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate note powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an eligible institution.

     If this Letter of Transmittal or any certificates or note powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by us, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for BUCS or signatures on note powers required by this Instruction 3 must be made through a participant in the Securities Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "eligible institution").

     Signatures on this Letter of Transmittal need not be guaranteed by an eligible institution, provided the BUCS are tendered: (1) by a registered holder of the BUCS (which term, for purposes of the Exchange Offer, includes any participant in the DTC system whose name appears on a security position listing as the holder of such BUCS) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter of Transmittal or (2) for the account of an eligible institution.

     4. Special Issuance and Delivery Instructions.

         Tendering holders of the BUCS should indicate in the applicable box the name and address to which Series A Preferred Stock issued pursuant to the Exchange Offer is to be issued or sent if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering BUCS by book-entry transfer may request that the number of BUCS not exchanged be credited to such account maintained at the DTC as such holder may designate hereon. If no such instructions are given, such number of BUCS not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.       Taxpayer Identification Number.

         Federal income tax law generally requires that a tendering holder whose BUCS are accepted for exchange must provide the Company (as payor), or the paying agent designated by the Company to act on its behalf, with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 above, which in the case of a tendering holder who is an individual, is his or her social security number. In addition, delivery to such tendering holder of Series A Preferred Stock may result in backup withholding in an amount equal to 28% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

         Exempt holders of the BUCS (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements.

         To prevent backup withholding, each tendering holder of the BUCS must provide its correct TIN by completing the Substitute Form W-9 set forth above, certifying, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of the BUCS is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the exchange agent a completed Form W-8BEN, Certificate of Foreign Status. This form may be obtained from the exchange agent. If the BUCS are in more than one name or are not in the name of the actual owner, such holder should consult the Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Please note that checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6.       Transfer Taxes.

         The Company will pay all transfer taxes, if any, applicable to the transfer of the BUCS to the Company or its order and the transfer of Series A Preferred Stock to you pursuant to the Exchange Offer. If, however, Series A Preferred Stock and/or substitute certificate for the BUCS not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the BUCS tendered pursuant to this Letter of Transmittal, or if tendered BUCS are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of BUCS to the Company or its order and the transfer of Series A Preferred Stock to you pursuant to the Exchange Offer, the amount of any such transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the BUCS specified in this Letter of Transmittal.

7.       Waiver of Conditions.

         The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus, except the registration statement effectiveness condition.

8.       No Conditional Tenders.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of the BUCS, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their BUCS for exchange.

         None of the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of BUCS nor shall any of them incur any liability for failure to give any such notice.

9.       Mutilated, Lost, Stolen or Destroyed Existing BUCS.

         Any holder whose certificates representing BUCS have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address or telephone number indicated above for further instructions.

10.      Withdrawal Rights.

         Tenders of BUCS may be withdrawn at any time prior to the expiration date. Withdrawal will not be permitted after the Expiration Date.

         For a withdrawal of a tender of BUCS to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to the Expiration Date. Any such notice of withdrawal must (1) specify the name of the person having tendered the BUCS to be withdrawn, (2) identify the BUCS to be withdrawn, (3) in the case of BUCS tendered by book-entry transfer, specify the number of the account at DTC from which the BUCS were tendered and specify the name and number of the account at DTC to be credited with the withdrawn BUCS and otherwise comply with the procedures of such facility, (4) contain a statement that such holder is withdrawing its election to have such BUCS exchanged for Series A Preferred Stock, (5) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such BUCS were tendered, including any required signature guarantees, or be accompanied by documents of transfer to have the trustee with respect to the BUCS register the transfer of such BUCS in the name of the person withdrawing the tender and (6) specify the name in which such BUCS are registered, if different from the person who tendered such BUCS. All questions as to the validity, form, eligibility and time of receipt of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any BUCS so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer, and no Series A Preferred Stock will be issued with respect thereto unless the BUCS so withdrawn are validly retendered. Any BUCS that have been tendered for exchange but which are not exchanged for any reason will be returned to the tendering holder thereof without cost to such holder or, in the case of BUCS tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures set forth in "Description of the Exchange Offer--Procedure for Tendering" section of the Prospectus, such BUCS will be credited to an account maintained with DTC for the BUCS, as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn BUCS may be retendered by following the procedures described above at any time on or prior to the Expiration Date. After the Expiration Date, tendered BUCS may not be withdrawn.

11. Requests for Assistance or Additional Copies.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Information Agent, at the address and telephone number indicated herein.

     Facsimile copies of this Letter of Transmittal, properly completed and duly executed, will be accepted. The Letter of Transmittal, certificates for the BUCS and any other required documents should be sent or delivered by each holder of the BUCS or his or her broker, dealer, commercial bank, trust company or other nominee to the exchange agent at its address set forth below:

                  The Exchange Agent for the Exchange Offer is:

                    AMERICAN STOCK TRANSFER AND TRUST COMPANY

  By Mail, Hand or Overnight Delivery:         By Facsimile Transmission:        For Confirmation Only Telephone:
American Stock Transfer and Trust Company   For Eligible Institutions Only:               (800) 937-5449
             59 Maiden Lane                          (718) 234-5001                       (718) 921-8200
           New York, NY 10038

     Questions or requests for assistance may be directed to the Information Agent at its address and telephone number listed below. Additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. A holder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Exchange Offer.

                The Information Agent for the Exchange Offer is:

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                         501 Madison Avenue, 20th Floor
                               New York, NY 10022
                         Call Toll Free: (888) 750-5834
                 Banks and Brokers Call Collect: (212) 750-5833